PENSIONS	12 Months Ended
Dec. 31, 2024
Retirement Benefits [Abstract]
Pensions

25.	PENSIONS
Defined contribution scheme

We operate a defined contribution scheme. The pension cost for the period represents contributions payable by us to the scheme. The charges to our consolidated statements of operations for the years ended December 31, 2024, 2023 and 2022 was $1.5 million, $1.6 million and $1.7 million, respectively.

Defined benefit schemes

We have two defined benefit pension plans both of which are closed to new entrants. Benefits are based on the employees' years of service and compensation. Net periodic pension plan costs are determined using the Projected Unit Credit Cost method. Our plans are funded by us in conformity with the funding requirements of the applicable government regulations. Plan assets consist of both fixed income and equity funds managed by professional fund managers. We use December 31 as the measurement date for our pension plans.

In May 2024, we entered into a buy-in insurance agreement in relation to one of our defined benefit pension plans which is expected to be converted to a settlement agreement within a year. Under the settlement agreement, our obligation would be fully transferred to the insurer, releasing us from further liabilities. This resulted in the disinvestment of the pension plan's assets previously held by a third-party financial institution and a net charge to other comprehensive income of $1.9 million. As a result, the UK pension plan assets were reclassified from Level 1 to Level 3 of the fair value hierarchy under ASC 820, as the annuity contract lacks an active market and is valued using significant unobservable inputs, including actuarial assumptions and insurer credit risk. The annuity policy is measured based on the projected benefit obligation, adjusted for known experience and solvency assumptions, which we believe reasonably approximates insurer pricing. Given the nature of these inputs, the fair value of the annuity contract is sensitive to changes in discount rates and mortality assumptions.
The components of net periodic benefit costs are as follows:

	Year ended December 31,
(in thousands of $)	2024	2023	2022
Service cost	(27)	(33)	(75)
Interest cost	(1,481)	(1,622)	(1,087)
Expected return on plan assets	426	427	254
Recognized actuarial loss	(1,331)	(307)	(774)
Net periodic benefit cost	(2,413)	(1,535)	(1,682)

The components of net periodic benefit costs are recognized in the consolidated statement of operations within "administrative expenses" and "vessel operating expenses" amounting to $1.2 million, (2023: $0.2 million) and $1.2 million (2023: $1.4 million), respectively. The estimated net loss amortized from accumulated other comprehensive income into net periodic pension benefit cost during the year ended December 31, 2024 was $1.3 million (2023: $0.3 million). The increase in estimated net loss amortization and the net periodic benefit costs reflects the impact of the buy-in insurance agreement, which shortened the amortization period from 15 years to 3 years.

The change in projected benefit obligation and plan assets and reconciliation of funded status for the years ended December 31, 2024 and 2023 are as follows:

(in thousands of $)	2024	2023
Reconciliation of benefit obligation:
Benefit obligation at January 1	33,433	34,078
Service cost	27	33
Interest cost	1,481	1,622
Actuarial (gain)/loss (1)	(219)	246
Foreign currency exchange rate changes	(137)	383
Benefit payments	(2,952)	(2,929)
Projected benefit obligation at December 31	31,633	33,433
(1) Actuarial gain is sensitive to changes in key actuarial assumptions specifically discount rates, mortality rates and assumed future salary increases.
The accumulated benefit obligation at December 31, 2024 and 2023 was $31.6 million and $33.2 million, respectively.

(in thousands of $)	2024	2023
Reconciliation of fair value of plan assets:
Fair value of plan assets at January 1	9,962	9,809
Actual return on plan assets	(1,028)	433
Employer contributions	2,290	2,175
Foreign currency exchange rate changes	(130)	474
Benefit payments	(2,952)	(2,929)
Fair value of plan assets at December 31	8,142	9,962

The amounts recognized in accumulated other comprehensive income, as of December 31, 2024 and 2023, is $4.3 million and $4.5 million, respectively.

The actuarial loss recognized in other comprehensive income/(loss) is net of tax of $9 thousand, $0.4 million, and $0.3 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Employer contributions and benefits paid under the pension plans include $2.3 million and $2.2 million paid from employer assets for the years ended December 31, 2024 and 2023, respectively.
Our defined benefit pension plan is comprised of two schemes as follows:

	December 31, 2024			December 31, 2023
(in thousands of $)	UK Scheme	Marine Scheme	Total	UK Scheme	Marine Scheme	Total
Fair value of benefit obligation	(7,888)	(23,745)	(31,633)	(7,597)	(25,836)	(33,433)
Fair value of plan assets (including annuity policy)	7,924	218	8,142	9,331	631	9,962
Funded (unfunded) status at end of year	36	(23,527)	(23,491)	1,734	(25,205)	(23,471)

The fair value of our plan assets, by category, as of December 31, 2024 and 2023 are as follows:

(in thousands of $)	2024	2023
Annuity policy	7,924	—
Equity securities	—	9,331
Cash	218	631
	8,142	9,962

The asset allocation for our Marine scheme at December 31, 2024 and 2023, by asset category are as follows:

Marine scheme	2024 (%)	2023 (%)
Cash	100	100
Total	100	100

The asset allocation for our UK scheme at December 31, 2024 and 2023, by asset category are as follows:

UK scheme	2024 (%)	2023 (%)
Annuity policy	99	—
Equity	—	99
Cash	1	1
Total	100	100

Our investment strategy is to balance risk and reward through the selection of professional investment managers and investing in pooled funds and annuity policy.

During the year ended December 31, 2024, we had made the following contributions to the schemes as follows:

(in thousands of $)	UK scheme	Marine scheme
Employer contributions	171	2,119

We are expected to make the following pension disbursements as follows:

Year ending December 31,	UK scheme	Marine scheme
(in thousands of $)
2025	500	2,500
2026	400	2,400
2027	415	2,300
2028	425	2,200
2029	440	2,100
2030 - 2034	2,900	9,000
The weighted average assumptions used to determine the benefit obligation for our defined benefit pension plans for the years ended December 31 are as follows:

	2024	2023
Discount rate	5.10%	4.63%
Rate of compensation increase	2.48%	2.47%

The weighted average assumptions used to determine the net periodic benefit cost for our defined benefit pension plans for the years ended December 31 are as follows:

	2024	2023
Discount rate	5.12%	4.64%
Expected return on plan assets	4.31%	4.31%
Rate of compensation increase	2.55%	2.54%

The overall expected long-term rate of return on assets assumption used to determine the net periodic benefit cost for our plans for the years ended December 31, 2024 and 2023 is based on the weighted average of various returns on assets using the asset allocation as of the beginning of 2024 and 2023. For equities and other asset classes, we have applied an equity risk premium over ten-year governmental bonds.